Exhibit 99.1

Quarterly Update March 31, 2009

Certain statements in this presentation may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: Our financial condition may be affected by required debt service payments, the risk of default and restrictions on our ability to incur additional debt or enter into certain transactions under our credit agreement. In addition, we may encounter difficulties in obtaining permanent financing or refinancing existing debt; National or local economic, business, real estate and other market conditions, including the ability of the general economy to recover timely from the current volatile economic downturn; The level and volatility of interest rates as well as significant challenges in the debt markets that may adversely affect our ability to obtain permanent financing or refinance our existing indebtedness; General financial risks affecting the real estate industry, including the current economic downturn that may adversely affect the ability of our tenants, or new tenants, to enter into new leases or the ability of our existing tenants to renew their leases at rates at least as favorable as their current rates or at all; Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws and our ability to re-lease any resulting vacant space; Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; The ability to dispose of properties on favorable terms or at all as real estate investments can be illiquid, particularly as prospective buyers may experience increased costs of financing or difficulties obtaining financing; Risks of joint venture activities, including development joint ventures; The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes; The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets; The increase in property and liability insurance costs and the ability to obtain appropriate insurance coverage; The ability to maintain our status as a REIT for federal income tax purposes; The effects of hurricanes and other natural disasters; Environmental/safety requirements and costs; and Other risks identified in this presentation and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of December 31, 2008. This presentation should also be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 31, 2009. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. Forward-Looking Statements 2

Table of Contents 3 Who We Are 4 Portfolio and Operating Performance 10 Focused on the Future 23 Contact Information 30

4 Who We Are

Inland Western Retail Real Estate Trust, Inc. Who We Are 5 We are a self-managed REIT that acquires, manages and develops a diversified portfolio of real estate, primarily multi-tenant shopping centers. As of March 31, 2009, the portfolio consisted of 291 wholly-owned properties, 13 consolidated joint venture properties, 7 properties in an institutional joint venture and 7 development joint venture projects consisting of 22 properties, for a total of approximately 50 million square feet under management.

Solid Portfolio of Strategically Located Assets As of March 31, 2009 4,439,705 Sq Ft 10,023,059 Sq Ft 2,121,601 Sq Ft 1,796,617 Sq Ft 4,320,211 Sq Ft 2,297,686 Sq Ft Alabama Arizona Arkansas California Colorado Conn. Delaware Florida Georgia Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Md. Mass. Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada N.H. New Jersey New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania R.I. South Carolina South Dakota Tennessee Texas Utah Vt. Virginia Washington West Virginia Wisconsin Wyoming 333 properties 1 Over 50 million square feet 1 Located in 38 states 182 multi-tenant shopping centers 122 free-standing single user net lease properties 22 properties held in 7 development joint ventures 7 multi-tenant properties held in an institutional joint venture Physical occupancy: 88% 9-year average age Average remaining lease term: 8 years More than 5 MSF +1-5 MSF Less than 1 MSF Total GLA by State 1 6 1) Properties we own or have interest in

Portfolio Composition & Investment Allocation As of March 31, 2009 7 Total Assets- $7.4 billion Lifestyle Center – 8% Community Center– 21% Neighborhood Center – 8% Single Tenant Retail– 10% Other 18% Power Center – 35%

Capital Structure & Debt Analysis 8 1 LOC years to maturity reflects the LOC’s Facility Termination Date of 10/14/2010 2 Excludes non-consolidated JVs 3 Based on quarter ending 3/31/2009 annualized NOI Debt summary Equity1 $4,069,503 (46)% Redeemable non-controlling interests and other financings $65,504 (1.0)% Mortgages and notes payable $4,382,141 (50)% Source: Company filings (3/31/2009) and company-provided schedule 1 Outstanding shares as of 3/31/2009 of 478,765 multiplied by IWEST’s current ERISA value per share of $8.50 2 Subsequently paid down to $200mm on 4/17/2009 Capital structure (000s) Line of credit2 $225,000 (3)% Mortgage debt statistics As of March 31, 2009 IWEST had liquid assets in excess of $225MM. Debt maturity analysis 2 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 10,000,000 Total capitalization: $8,742,148 Wtd avg. years to maturity Wtd avg. interest rate Balance ($000) Mortgage debt 4. 0 4.9% 4,29 3 , 39 6 Unsecured line of credit 1 1. 5 1.5% 225,000 Total debt 3.9 4.7% 4, 518,396 ($000) 2009 mortgage debt maturities 1, 038,100 2010 mortgage debt maturities 1,288, 150 2011 mortgage debt maturities 440,356 2012 mortgage debt maturities 423,104 2013 mortgage debt maturities 319,159 Thereafter 784,527 Total mortgage debt maturities 4,293,396 Wtd Avg. LTC Wtd avg. DSCR 3 Wtg Avg Loan PSF($) 2009 mortgage debt maturities 54.3% 2.64 86.22 2010 mortgage debt maturities 56.7% 2.29 103.67 Total mortgage debt 55 . 6% 2. 44 x 95. 41

2009 & 2010 Quarterly Debt Maturities 9 Note: As of May 29, 2009 93,176,191 209,294,783 462,865,056 270,240,700 478,583,113 433,790,894 194,024,077 178,120,648

10 Portfolio and Operating Performance

Portfolio Breakdown As of March 31, 2009 11 Portfolio TTM NOI by State TTM NOI by asset type US Portfolio NOI breakdown by State NOI breakdown by asset type Community center, 21% Neighborhood center, 8% Power center, 32% Lifestyle center, 13% Single user, 26% TTM NOI 3/31/09 = $494MM Texas, 21% California, 10% Illinois, 9% Maryland, 6% New York, 4% Utah, 4% Georgia, 4% Florida, 3% Massachusetts, 3% Pennsylvania, 3% Other, 33% State NOI 1 Texas $ 1 02,800,285 2 California 48,738,763 3 Illinois 42,225,311 4 Maryland 27,778,537 5 New York 20,402,405 6 Utah 19,147,148 7 Georgia 18,23 2,617 8 Florida 17,228,317 9 Massachusetts 16,806,486 10 Pennsylvania 15,880,751 Top 10 State s % of Total NOI 6 6 . 7 % Asset type NOI Power c enter $ 161,18 6,915 Single u ser 125, 488,983 Community c enter 101 ,888,623 Lifestyle c enter 64,903,088 Neighborhood c enter 40,293,479 Total $493,761 ,089

Neighborhood Centers Comprise 8% of Portfolio GLA 12 Neighborhood centers defined: Neighborhood centers reflect a convenience concept and typically encompass 30,000 to 150,000 square feet of GLA, including anchors, on three to five acres. They will typically have one or more anchors (supermarket) with a 30% to 50% anchor ratio and a primary trade area of three miles. Approximately 80% of our neighborhood centers are grocery anchored. Contribute 9% of total revenues and 8% of total NOI. Occupancy for neighborhood center properties was approximately 92% as of March 31, 2009. The portfolio segment demographics are as follows: 1 Mile 3 Mile 5 Mile Population 11,617 75,395 171,166 Population Growth 9.6% 9.1% 8.4% Median HH Income $64,699 $61,883 $60,981

Community Centers Comprise 21% of Portfolio GLA 13 Community centers defined: Community centers reflect a general merchandise or convenience concept and typically encompass 100,000 to 350,000 square feet of GLA, including anchors, on 10 to 40 acres. They will typically have two or more anchors with a 40% to 60% anchor ratio and a primary trade area of three to six miles. Approximately 29% of our community centers have a grocery component. Contribute 22% of total revenues and 21% of total NOI. Occupancy for community center properties was approximately 87% as of March 31, 2009. The portfolio segment demographics are as follows: 1 Mile 3 Mile 5 Mile Population 12,302 96,623 230,656 Population Growth 9.8% 8.0% 7.4% Median HH Income $58,575 $59,419 $58,065

Power Centers Comprise 35% of Portfolio GLA 14 Power centers defined: Power centers reflect category-dominant anchors with a few small tenants and typically encompass 250,000 to 600,000 square feet of GLA on 25 to 80 acres. They will typically have three or more anchors with a 70% to 90% anchor ratio and a primary trade area of 5 to 10 miles. Approximately 19% of our power centers have a grocery component. Contribute 33% of total revenues and 33% of total NOI. Occupancy for power center properties was approximately 89% as of March 31, 2009. The portfolio segment demographics are as follows: 1 Mile 3 Mile 5 Mile Population 7,812 66,993 161,826 Population Growth 9.5% 8.4% 8.2% Median HH Income $56,984 $57,810 $57,842

Lifestyle Centers Comprise 8% of Portfolio GLA 15 Lifestyle centers defined: Lifestyle centers are defined as a shopping center that caters to the retail needs and lifestyle pursuits of consumers in its trading area. Lifestyle centers are typically located near affluent residential neighborhoods and have an upscale orientation. They typically range between 150,000 to 500,000 square feet of leasable retail area. Approximately 22% of our lifestyle properties have a grocery component. Contribute 14% of total revenues and 13% of total NOI. Occupancy for lifestyle properties was approximately 91% as of March 31, 2009. The portfolio segment demographics are as follows: 1 Mile 3 Mile 5 Mile Population 6,535 69,937 156,381 Population Growth 9.9% 7.9% 7.8% Median HH Income $89,873 $75,389 $75,915

Single Tenant Retail Properties Comprise 10% of Portfolio GLA 16 Single tenant defined: Single tenant retail properties reflect properties containing only one single tenant comprising the entire property’s GLA owned by Inland Western. Contribute 7% of total revenues and 10% of total NOI. Occupancy for single tenant retail properties was 60% as of March 31, 2009. Excluding the vacant Mervyn’s locations, occupancy for this property type was approximately 95%. The portfolio segment demographics are as follows: 1 Mile 3 Mile 5 Mile Population 6,974 72,326 203,787 Population Growth 6.0% 5.5% 4.7% Median HH Income $74,272 $69,099 $63,158

Improved Diversification of Tenant Base No Tenant Represents More Than 4% GLA 17 At 12/31/2004 % of GLA At 3/31/2009 % of GLA 1. American Express 9.4% 1. PetSmart 3.7% 2. Zurich Insurance 4.4 2. Cost Plus 2.7 3. Wal-Mart 3.5 3. Wal-Mart 2.7 4. Ross Dress for Less 2.8 4. Hewitt Associates 2.5 5. Best Buy 2.6 5. Home Depot 2.4 6. GMAC 2.5 6. American Express 2.2 7. Bed Bath & Beyond 2.1 7. Kohl’s 2.1 8. Kohl’s 2.1 8. Ross Dress for Less 2.1 9. Publix 2.1 9. Best Buy 2.1 10. Linens ‘N Things 1.8 10. Zurich Insurance 1.9 Percent of Total GLA 33.3% Percent of Total GLA 24.4%

Tenant Concentration

The following charts present the largest tenants in the portfolio ranked by square feet and base rent as of March 31, 2009

Tenant Concentration - Rank by SF

Rank	Tenant	Ratings Moody's/S&P/Fitch	No. of Stores	Square Feet	% Portfolio SF	Base Rent	% Portfolio Rent
1	PetSmart	-- / BB / --	35	1,731,052	3.7%	$12,749,764	2.4%
2	Cost Plus	-- / -- / --	14	1,257,296	2.7%	6,944,881	1.3%
3	Wal-Mart	Aa2 / AA / AA	7	1,254,314	2.7%	7,384,174	1.4%
4	Hewitt Associates	-- / -- / --	1	1,161,686	2.5%	15,106,283	2.8%
5	Home Depot	Baa1 / BBB+ / BBB+	9	1,097,025	2.4%	8,921,391	1.7%
6	American Express	A3 / BBB+ / A+	4	1,035,056	2.2%	8,829,264	1.6%
7	Kohl's Department Stores	Baa1 / BBB+ / BBB+	11	961,588	2.1%	6,473,014	1.2%
8	Ross Dress for Less	-- / BBB / --	32	953,584	2.1%	9,531,325	1.8%
9	Best Buy	Baa2 / BBB- / BBB+	24	947,360	2.1%	13,432,748	2.5%
10	Zurich American Insurance Co.	-- / AA- / --	1	895,418	2.0%	10,475,689	1.9%
	Total		**138**	**11,294,379**	**24.5%**	**$99,848,533**	**18.6%**

Tenant Concentration - Rank by base rent

Rank	Tenant	Ratings Moody's/S&P/Fitch	No. of Stores	Square Feet	% Portfolio SF	Base Rent	% Portfolio Rent
1	Hewitt Associates	-- / -- / --	1	1,161,686	2.5%	$15,106	2.8%
2	Best Buy	Baa2 / BBB- / BBB+	24	947,360	2.1%	13,433	2.5%
3	PetSmart	-- / BB / --	35	1,731,052	3.7%	12,750	2.4%
4	Zurich American Insurance Co.	-- / AA- / --	1	895,418	1.9%	10,476	1.9%
5	Rite Aid Corp.	Caa3 / B- / BB-	34	422,593	0.9%	10,320	1.9%
6	Stop & Shop	-- / -- / --	10	504,188	1.1%	9,797	1.8%
7	Sprint	Ba2 / BB / BB	27	208,735	0.5%	9,711	1.8%
8	Ross Dress for Less	-- / BBB / --	32	953,584	2.1%	9,531	1.8%
9	Home Depot	Baa1 / BBB+ / BBB+	9	1,097,025	2.4%	8,921	1.7%
10	American Express	A3 / BBB+ / A+	4	1,035,056	2.2%	8,829	1.6%
	Total		**177**	**8,956,697**	**19.4%**	**$108,874**	**20.2%**

Rating source: Bloomberg

18

19 Historical Portfolio Leased Percentages Mervyns Bankruptcy July 2008 Vacated at the end of 2008. Excluding Mervyns, portfolio leased percentage would increase to 91% Linens N’ Things Bankruptcy May 2008 Vacated at the end of 2008. Circuit City Bankruptcy November 2008 Vacated in March 2009.

20 Strong Occupancy Across Wide Geographic Footprint As of March 31, 2009 * Excluding Mervyns, occupancy increases to 93% in California. *

21 Leasing Spreads 1 1) Pro-forma rents typically exceed market rents in an attempt to drive revenues.

Impact of Major Tenant Closings 22 Tenant # of Store Closings Square Footage Annual Base Rent (in millions) Average Base Rent % GLA of Portfolio Average Size Geography Releasing Update IWEST JV IWEST JV Circuit City 18 1 928,534 33,812 $11.7 (2.17% of portfolio) $12.25/sf 2.10% 50,650 sf 1 LA, 1 AZ, 1 CA, 2 IL, 1 IN, 2 MD, 1 NJ, 1 PA, 8 TX, 1 VA One is in negotiation to be sold to a national retailer. One is in lease negotiations with a national tenant. Four are in lease negotiations with national tenants. All transactions are for the entire space at each location. Linens ‘N Things 24 2 741,995 50,464 9.8 (1.32% of portfolio) $12.43/sf 1.58% 30,479 sf 2 CA, 3 FL, 1 GA, 1 IL, 1 IN, 1 LA, 1 MA, 1 MD, 1 ME, 2 MO, 2 NC, 1 NJ, 1 NM, 1 NY, 1 OH, 1 PA, 3 SC, 1 VT Four have been leased; one to TJ Maxx, one to Home Furniture, one to Ross, and one to Big Lots. Eight are in lease negotiations with national tenants. Six are in LOI negotiation with national tenants, mostly to take the entire space at each location. Mervyn's 25 - 1,896,968 17.6 (2.35% of portfolio) 9.28/sf 3.77% 75,879 sf 23 CA, 2 TX Three have been leased to Kohl’s. Six are in negotiation with regional grocer. Seven are in LOI negotiation with national tenants. Total 67 3 3,567,497 84,276 $39.1 7.45%

23 Focused on the Future

Our Portfolio Capitalizes on Retail Sales Trends 24 Source: U.S. Census IWEST Representative Share: 44 Super Targets/Targets 21 Wal-Mart Supercenters/Wal-Marts 3 Sam’s Clubs 3 Costcos 20 Kohl’s IWEST with little to no exposure

Cumulative Growth by Retail Category Since 2000 25 Source: U.S. Census IWEST Representative Share: Approximately 25% of our retail properties are grocery anchored or have a grocery component. IWEST Representative Share: 44 Super Targets/Targets 21 Wal-Mart Supercenters/Wal-Marts 3 Sam’s Clubs 3 Costcos IWEST Representative Share: Combined 54 locations

Retailer Expansion Benefit 26 Source: RBC Capital Markets, in conjunction with Retail Lease Trac, J.P. Morgan The shift in consumer spending habits that have crippled many retailers has rewarded others, especially those that offer good values on essential goods and services such as quick service restaurants, regional supermarkets, auto parts dealers and dollar stores. This shift plays to the strengths of IWEST. Retailers currently plan to open 69,870 stores over the next 24 months. At least 2,000 different retailers plan to open stores over the next 24 months. The retail categories showing the largest number of store openings are fast food, restaurants and coffee shops with 16,259; 7,906; and 2,035 new stores planned, respectively. The retailers with the largest number of planned store openings are: Quiznos Sub, GameStop, and MovieStop. Projected retail store openings by category 2,000 1,883 1,715 1,610 1,400 1,008 815 357 292 Grocers Women's apparel Family apparel Shoe stores Drug stores and pharmacies Music and video stores Children's apparel Pet stores Men's apparel

27 Our portfolio of assets in predominantly necessity-based retail has historically demonstrated limited volatility during economic downturns. We have taken proactive steps to manage our consistent cash flows, reduce leverage and enhance financial flexibility. Approximately $225MM in cash flow saved annually due to the suspension of the Share Repurchase Program. $164MM in asset sales year-to-date 2009, and over $190MM under contract or subject to letter of intent. As of June 1, 2009, efforts obtaining new or replacement debt include: $127MM closed to date1, $53MM under application/committed1, and $118MM of applications under negotiation2. Emphasis on asset management – leasing and maintaining occupancy. 2009 and Beyond – Focused on the Future 1) Aggregate current loan payoffs. 2) Aggregate current loan payoffs for assets with an application or term sheet issued.

28 Enhancing Liquidity through Asset Sales Asset Sales by Square Feet Asset Sales by Acquired Book Value Strategy to dispose of non-core assets underway. Note: As of June 1, 2009 1,221,221 1,563,922 1,035,840 162,602 68,821 416,038

29 Inland REIT Life Cycle Concept Create the concept, business plan and structure of the REIT 1 year Prospectus Develop and write detailed prospectus and other securities documents 1 year Filings File with SEC, NASD and 50 States for clearance to sell stock 9 months Due Diligence Broker/Dealer firms perform due diligence & sign agreements to sell stock 1- 9 months Capital Raise 2 years Continue to Acquire Assets Joint Ventures; Development; Redevelopment Stabilization of portfolio and operations Become Self-Administered Merge with: - Business Manager - Property Management Companies - Consideration in stock Depends on economic conditions Liquidity Event - Sell or merge the company - List on a national exchange - Sell all assets Acquire Assets/Grow FFO Continue to Grow FFO End of Capital Raise 8-10 years

30 Contact Information

31 Contact Information Inland Western Retail Real Estate Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 800-541-7661 www.inlandwestern.com